SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
  Act of 1934
(Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                    ROYCE GLOBAL TRUST, INC.
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        (Name of Registrant as Specified In Its Charter)

        ---------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date filed:

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April 22, 1997



Dear Royce Global Trust, Inc. Stockholder:

We have just learned that a number of our stockholders did not receive the proxy materials for the Fund's 1997 Annual Meeting of Stockholders because of an inadvertent delay by the proxy distribution firm we use for our mailings.

In order to give all stockholders sufficient time to vote their shares at the Annual Meeting, the meeting has been rescheduled from April 29, 1997 to May 13, 1997. The location of the meeting at the Fund's offices, 1414 Avenue of the Americas, 10th Floor, New York, NY 10019, and the time of the meeting, 2:00 p.m. (E.T.), have not changed.

Enclosed is a Proxy Statement and form of Proxy for the meeting.
If you do not expect to be present at the meeting, please indicate your instructions on the enclosed Proxy, date and sign it, and return it in the enclosed envelope.

We apologize for any inconvenience that the rescheduling of the meeting may have caused. If you have any questions regarding this letter, the meeting or the Fund, please call (800) 221-4268.

Sincerely,

S/JOHN E. DENNEEN
John E. Denneen
Secretary


April 22, 1997



Dear Royce Global Trust, Inc. Stockholder:

We have just learned that a number of our stockholders did not receive the proxy materials for the Fund's 1997 Annual Meeting of Stockholders because of an inadvertent delay by the proxy distribution firm we use for our mailings.

In order to give all stockholders sufficient time to vote their shares at the Annual Meeting, the meeting has been rescheduled from April 29, 1997 to May 13, 1997. The location of the meeting at the Fund's offices, 1414 Avenue of the Americas, 10th Floor, New York, NY 10019, and the time of the meeting, 2:00 p.m. (E.T.), have not changed.

Enclosed is another form of Proxy and return envelope. If you have already voted your shares and do not want to change your vote, you should simply disregard this letter and the Proxy. If you want to change your vote, please complete the enclosed Proxy and return it in the envelope provided. If you need another copy of the Proxy Statement, please call the Fund's offices at (800) 221-4268.

We apologize for any inconvenience that this may have caused. If you have any questions regarding this letter, the meeting or the Fund, please call (800) 221-4268.

Sincerely,

S/JOHN E. DENNEEN
John E. Denneen
Secretary

                            APPENDIX 1

PROXY                ROYCE GLOBAL TRUST, INC.     PROXY
                   1414 AVENUE OF THE AMERICAS
                       NEW YORK, NY 10019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the Fund held of record by the undersigned on March 13, 1997, at the Annual Meeting of Stockholders to be held on May 13, 1997, or at any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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PLEASE MARK VOTES
X AS IN THIS EXAMPLE

ROYCE GLOBAL TRUST, INC.

Please be sure to sign and date this Proxy.        Date

Stockholder sign here              Co-owner sign here




1. ELECTION OF DIRECTORS
(Page 2)

                                                   With-     For All
                                            For    hold      Except

Charles M. Royce, Richard M. Galkin,
Stephen L. Isaacs, and David L. Meister

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                          For  Against  Abstain

                2. PROPOSAL TO RATIFY THE SELECTION OF
                   ERNST & YOUNG LLP AS INDEPENDENT PUBLIC
                   ACCOUNTANTS.
                   (Page 5)

                3. THE PROXIES ARE AUTHORIZED TO VOTE UPON
                   SUCH OTHER BUSINESS AS MAY PROPERLY COME
                   BEFORE THE MEETING.

Please be sure to sign and date  Mark box at right if an address change or
this proxy       Date            comment has been noted on the reverse side
                                 of this card.                        /  /


Stockholder sign here  co-owner sign here              RECORD DATE SHARES: